SHOPPING SHERLOCK, INC.

                             1999 STOCK OPTION PLAN


         This 1999 Stock Option Plan (the "Plan") provides for the grant of options to acquire shares of common stock, no par value (the "Stock"), of Shopping Sherlock, Inc., a Florida corporation (the "Company"). Stock options granted under this Plan that qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), are referred to in this Plan as "Incentive Stock Options." Incentive Stock Options and stock options that do not qualify under Section 422 of the Code ("Non-Qualified Stock Options") granted under this Plan are referred to collectively as "Options."

1.       PURPOSES.

         The purposes of this Plan are to retain the services of valued key employees and consultants of the Company and such other persons as the Plan Administrator may select in accordance with Section 3 below, to encourage such persons to acquire a greater proprietary interest in the Company, thereby strengthening their incentive to achieve the objectives of the shareholders of the Company, and to serve as an aid and inducement in the hiring of new employees and to provide an equity incentive to consultants and other persons selected by the Plan Administrator.

2.       ADMINISTRATION.

         This Plan will be administered initially by the Board of Directors of the Company (the "Board"), except that the Board may, in its discretion, establish a committee composed of two (2) or more members of the Board or two
(2) or more other persons to administer the Plan, which committee (the "Committee") may be an executive, compensation or other committee, including a separate committee especially created for this purpose. The Committee will have the powers and authority vested in the Board hereunder (including the power and authority to interpret any provision of the Plan or of any Option). The members of any such Committee will serve at the pleasure of the Board. A majority of the members of the Committee will constitute a quorum, and all actions of the Committee will be taken by a majority of the members present. Any action may be taken by a written instrument signed by all of the members of the Committee and any action so taken will be fully effective as if it had been taken at a meeting. The Board or, if applicable, the Committee is referred to in this Plan as the "Plan Administrator."

         If and when the Company becomes subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Plan Administrator will be either the full Board of Directors or a committee composed of two (2) or more members of the Board who are "Non-Employee Directors" as defined under Rule 16b-3 (as amended from time to time) promulgated under the Exchange Act or any successor rule or regulatory requirement. In addition, if the Board decides to maintain eligibility for the benefits of Section 162(m) of the Code, the Plan Administrator will be either the full Board of Directors if each director is an "Outside Director," as defined under Section 162(m) of the Code (as amended from time to time) and the regulations (or any successor regulations) promulgated thereunder ("Section 162(m) of the Code") or by the Committee which will be composed of two (2) or more members of the Board who are Outside Directors.

         Subject to the provisions of this Plan, and with a view to effecting its purpose, the Plan Administrator has sole authority, in its absolute discretion, to (i) construe and interpret this Plan; (ii) define the terms used in the Plan; (iii) prescribe, amend and rescind the rules and regulations relating to this Plan; (iv) correct any defect, supply any omission or reconcile any inconsistency in this Plan; (v) grant Options under this Plan; (vi) determine the individuals to whom Options will be granted under this Plan and whether the Option is an Incentive Stock Option or a Non-Qualified Stock Option;
(vii)  determine the time or times at which Options are granted under this Plan;
(viii) determine the number of shares of Stock subject to each Option, the exercise price of each Option, the duration of each Option and the times at which each Option will become exercisable; (ix) determine all other terms





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and  conditions  of the  Options;  and (x) make  all  other  determinations  and interpretations necessary and advisable for the administration of the Plan. All decisions, determinations and interpretations made by the Plan Administrator will be binding and conclusive on all participants in the Plan and on their legal representatives, heirs and beneficiaries.

         The Board or, if applicable, the Committee may delegate to one or more executive officers of the Company the authority to grant Options under this Plan to employees of the Company who, on the Date of Grant, are not subject to
Section 16 of the Exchange Act with respect to the Stock ("Insiders"), and are not "covered employees" as such term is defined for purposes of Section 162(m) of the Code ("Covered Employees"), and in connection therewith the authority to determine: (i) the number of shares of Stock subject to such Options; (ii) the duration of the Option; (iii) the vesting schedule for determining the times at which such Option will become exercisable; and (iv) all other terms and conditions of such Options. The exercise price for any Option granted by action of an executive officer or officers pursuant to such delegation of authority will not be less than the fair market value per share of the Stock on the Date of Grant. Unless expressly approved in advance by the Board or the Committee, such delegation of authority will not include the authority to accelerate vesting, extend the period for exercise or otherwise alter the terms of outstanding Options. The term "Plan Administrator" when used in any provision of this Plan other than Sections 2, 5(f), 5(m), and 11 refers to the Board or the Committee, as the case may be, and an executive officer who has been authorized to grant Options pursuant thereto, insofar as such provisions may be applied to persons that are not Insiders and not Covered Employees and Options granted to such persons.

3.       ELIGIBILITY.

         Incentive Stock Options may be granted to any individual who, at the time the Option is granted, is an employee of the Company or any Related Corporation (as defined below) ("Employees"). Non-Qualified Stock Options may be granted to Employees and to such other persons as the Plan Administrator may select. Options may be granted in substitution for outstanding Options of another corporation in connection with the merger, consolidation, acquisition of property or stock or other reorganization between such other corporation and the Company or any subsidiary of the Company. Options also may be granted in exchange for outstanding Options. Any person to whom an Option is granted under this Plan is referred to as an "Optionee." Any person who is the owner of an Option is referred to as a "Holder."

         As used in this Plan, the term "Related Corporation" means any corporation (other than the Company) that is a "Parent Corporation" of the Company or "Subsidiary Corporation" of the Company, as those terms are defined in Sections 424(e) and 424(f), respectively, of the Code (or any successor provisions) and the regulations thereunder (as amended from time to time).

4.       STOCK.

         The Plan Administrator is authorized to grant Options to acquire up to a total of one million (1,000,000) shares of the Company's authorized but unissued, or reacquired, Stock. The number of shares with respect to which Options may be granted hereunder is subject to adjustment as set forth in
Section 5(m) hereof. If any outstanding Option expires or is terminated for any reason, the shares of Stock allocable to the unexercised portion of such Option may again be subject to an Option granted to the same Optionee or to a different person eligible under Section 3 of this Plan.

5.       TERMS AND CONDITIONS OF OPTIONS.

         Each Option granted under this Plan will be evidenced by a written agreement approved by the Plan Administrator (the "Agreement"). Agreements may contain such provisions, not inconsistent with this Plan, as the Plan Administrator in its discretion may deem advisable. All Options must also comply with the following requirements:





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          (a)     Number of Shares and Type of Option.

                  Each Agreement must state the number of shares of Stock to which it pertains and whether the Option is intended to be an Incentive Stock Option or a Non-Qualified Stock Option. In the absence of action to the contrary by the Plan Administrator in connection with the grant of an Option, all Options will be Non-Qualified Stock Options. The aggregate fair market value (determined at the Date of Grant, as defined below) of the stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (granted under this Plan and all other Incentive Stock Option plans of the Company, a Related Corporation or a predecessor corporation) must not exceed $100,000, or such other limit as may be prescribed by the Code as it may be amended from time to time. Any portion of an Option which exceeds the annual limit will not be void but rather will be a Non-Qualified Stock Option.

          (b)     Date of Grant.

                  Each Agreement must state the date the Plan Administrator has deemed to be the effective date of the Option for purposes of this Plan (the "Date of Grant").

          (c)     Option Price.

                  Each Agreement must state the price per share of Stock at which the Option is exercisable. The Plan Administrator may fix the exercise price in its sole discretion; provided that the per share exercise price for an Incentive Stock Option or (if the Company decides to maintain eligibility for the benefits of Section 162(m) of the Code) any Option granted to a Covered Employee must not be less than the fair market value per share of the Stock at the Date of Grant as determined by the Plan Administrator in good faith; provided further, that with respect to Incentive Stock Options granted to greater-than-ten percent (> 10%) shareholders of the Company (as determined with reference to Section 424(d) of the Code), the exercise price per share must not be less than one hundred ten percent (110%) of the fair market value per share of the Stock at the Date of Grant as determined by the Plan Administrator in good faith; and, provided further, that Options granted in substitution for outstanding options of another corporation in connection with the merger, consolidation, acquisition of property or stock or other reorganization involving such other corporation and the Company or any subsidiary of the Company may be granted with an exercise price equal to the exercise price for the substituted option of the other corporation, subject to any adjustment consistent with the terms of the transaction pursuant to which the substitution is to occur.

          (d)     Duration of Options.

                  At the time of the grant of the Option, the Plan Administrator will designate, subject to paragraph 5(g) below, the expiration date of the Option, which date must not be later than ten (10) years from the Date of Grant in the case of Incentive Stock Options; provided, that the expiration date of any Incentive Stock Option granted to a greater-than-ten percent ( > 10%) shareholder of the Company (as determined under Sections 422(b)(6) and 424(d) of the Code) must not be later than five (5) years from the Date of Grant. In the absence of action to the contrary by the Plan Administrator in connection with the grant of a particular Option, and except in the case of Incentive Stock Options as described above, all Options granted under this Section 5 will expire ten (10) years from the Date of Grant.

          (e)     Vesting Schedule.

                  No Option will be exercisable until it has vested. The Plan Administrator will specify the vesting schedule for each Option at the time of grant of the Option prior to the provision of services with respect to which such Option is granted; provided, that if no vesting schedule is specified at the time of grant, the Option will vest according to the following schedule:


          Number of Years                        Percentage of Total
      Following Date of Grant                       Option Vested
-------------------------------------     ----------------------------------
                One                                     33.3%




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          Number of Years                        Percentage of Total
      Following Date of Grant                       Option Vested
-------------------------------------     ----------------------------------
               Two                                     66.6%
               Three                                    100%


                  The Plan Administrator may specify a vesting schedule for all or any portion of an Option based on the achievement of performance objectives established in advance of the commencement by the Optionee of services related to the achievement of the performance objectives. Performance objectives will be expressed in terms of one or more of the following: return on equity, return on assets, share price, market share, sales, earnings per share, costs, net earnings, net worth, inventories, cash and cash equivalents, gross margin or the Company's performance relative to its internal business plan. Performance objectives may be in respect of the performance of the Company as a whole (whether on a consolidated or unconsolidated basis), a Related Corporation, or a subdivision, operating unit, product or product line of either of the foregoing. Performance objectives may be absolute or relative and may be expressed in terms of a progression or a range. An Option that is exercisable (in full or in part) upon the achievement of one or more performance objectives may be exercised only following written notice to the Optionee and the Company by the Plan Administrator that the performance objective has been achieved.

          (f)     Acceleration of Vesting.

                  The vesting of one or more outstanding Options may be accelerated by the Plan Administrator at such times and in such amounts as it determines in its sole discretion. The vesting of Options also will be accelerated under the circumstances described in Section 5(m)(2).

          (g)     Term of Option.

                  Vested  Options will  terminate,  to the extent not previously exercised, upon the occurrence of the first of the following events: (i) the expiration of the Option, as designated by the Plan Administrator in accordance with Section 5(d) above; (ii) the date of an Optionee's termination of employment or contractual relationship with the Company or any Related Corporation for cause (as in Section 5(n) in the sole discretion of the Plan Administrator); (iii) the expiration of ninety (90) days from the date of an Optionee's termination of employment or contractual relationship with the Company or any Related Corporation for any reason whatsoever other than cause, death or Disability (as defined below) unless, in the case of a Non-Qualified Stock Option, the exercise period is extended by the Plan Administrator until a date not later than the expiration date of the Option; or (iv) the expiration of one year from termination of an Optionee's employment or contractual relationship by reason of death or Disability (as defined below) unless, in the case of a Non-Qualified Stock Option, the exercise period is extended by the Plan Administrator until a date not later than the expiration date of the Option. Upon the death of an Optionee, any vested Options held by the Optionee will be exercisable only by the person or persons to whom such Optionee's rights under such Option will pass by the Optionee's will or by the laws of descent and distribution of the state or county of the Optionee's domicile at the time of death and only until such Options terminate as provided above. For purposes of the Plan, unless otherwise defined in the Agreement, "Disability" means medically determinable physical or mental impairment which has lasted or can be expected to last for a continuous period of not less than twelve (12) months or that can be expected to result in death. The Plan Administrator will determine whether an Optionee has incurred a Disability on the basis of medical evidence acceptable to the Plan Administrator. Upon making a determination of Disability, the Plan Administrator will, for purposes of the Plan, determine the date of an Optionee's termination of employment or contractual relationship.

Unless accelerated in accordance with Section 5(f) above, unvested Options will terminate immediately upon termination of employment of the Optionee by the Company for any reason whatsoever, including death or Disability. If, in the case of an Incentive Stock Option, an Optionee's relationship with the Company changes (e.g., from an Employee to a non-Employee, such as a consultant) such change will constitute a termination of an Optionee's employment with the Company and the Optionee's Incentive Stock Option shall terminate in accordance with this subsection. For purposes of this Plan, transfer of employment between or among


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the Company  and/or any Related  Corporation  will not be deemed to constitute a termination of employment with the Company or any Related Corporation. For purposes of this subsection, employment will be deemed to continue while the Optionee is on military leave, sick leave or other bona fide leave of absence (as determined by the Plan Administrator). The foregoing notwithstanding, employment will not be deemed to continue beyond the first ninety (90) days of such leave, unless the Optionee's re-employment rights are guaranteed by statute or by contract.

          (h)     Exercise of Options.

                  Options will be exercisable, in full or in part, at any time after vesting, until termination. If less than all of the shares included in the vested portion of any Option are purchased, the remainder may be purchased at any subsequent time prior to the expiration of the Option term. No portion of any Option for less than fifty (50) shares (as adjusted pursuant to Section 5(m) below) may be exercised; provided, that if the vested portion of any Option is less than fifty (50) shares, it may be exercised with respect to all shares for which it is vested. Only whole shares may be issued pursuant to an Option, and to the extent that an Option covers less than one (1) share, it is unexercisable.

                  Options or portions thereof may be exercised by giving written notice to the Company, which notice will specify the number of shares to be purchased, and be accompanied by either: (i) payment in the amount of the aggregate exercise price for the Stock so purchased, which payment must be in the form specified in Section 5(i) below, or (ii) upon prior consent of the Plan Administrator, delivery of an irrevocable subscription agreement obligating the Optionee to take and pay for the shares of Stock to be purchased within one year of the date of such exercise. The Company will not be obligated to issue, transfer or deliver a certificate of Stock to the Holder of any Option, until provision has been made by the Holder, to the satisfaction of the Company, for the payment of the aggregate exercise price for all shares for which the Option has been exercised and for satisfaction of any tax withholding obligations associated with such exercise. During the lifetime of an Optionee, Options are exercisable only by the Optionee or in the case of a Non-Qualified Stock Option, transferee who takes title to such Option in the manner permitted by subsection 5(k) hereof.

          (i)     Payment upon Exercise of Option.

                  Upon the exercise of any Option, the aggregate exercise price will be paid to the Company in cash or by certified or cashier's check. In addition, upon prior written approval of the Plan Administrator, an Optionee may pay for all or any portion of the aggregate exercise price by complying with one or more of the following alternatives:

                    (1) by delivering to the Company shares of capital stock of the Company previously held by such Optionee or by having shares withheld from the amount of shares of Stock to be received by the Optionee. The shares of Stock received or withheld by the Company as payment for shares of Stock purchased upon the exercise of Options will have a fair market value at the date of exercise (as determined by the Plan Administrator) equal to the aggregate exercise price to be paid by the Optionee upon such exercise;

                    (2) by complying with any other payment mechanism approved by the Plan Administrator at the time of exercise.

          (j)     Rights as a Shareholder.

                  A Holder will have no rights as a shareholder with respect to any shares covered by an Option until such Holder becomes a record holder of such shares, irrespective of whether such Holder has given notice of exercise. Subject to the provisions of Section 5(m) hereof, no rights will accrue to a Holder and no adjustments will be made on account of dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights declared on, or created in, the Stock for which the record date is prior to the date the Holder becomes a record holder of the shares of Stock covered by the Option, irrespective of whether such Holder has given notice of exercise.





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          (k)     Transfer of Option.

                  Options granted under this Plan and the rights and privileges conferred by this Plan may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will, by applicable laws of descent and distribution or (except in the case of an Incentive Stock Option) pursuant to a qualified domestic relations order, and will not be subject to execution, attachment or similar process; provided however, that any Agreement may provide or be amended to provide that a Non-Qualified Stock Option to which it relates is transferable without payment of consideration to immediate family members of the Optionee or to trusts or partnerships or limited liability companies established exclusively for the benefit of the Optionee and the Optionee's immediate family members. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any Option or of any right or privilege conferred by this Plan contrary to the provisions hereof, or upon the sale, levy or any attachment or similar process upon the rights and privileges conferred by this Plan, such Option will thereupon terminate and become null and void.

          (l)     Securities Regulation and Tax Withholding.
                    (1) Shares will not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such shares complies with all relevant provisions of law, including, without limitation,
Section 162(m) of the Code, any applicable state securities laws, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations thereunder and the requirements of any stock exchange or automated inter-dealer quotation system of a registered national securities association upon which such shares may then be listed, and such issuance will be further subject to the approval of counsel for the Company with respect to such compliance, including the availability of an exemption from registration for the issuance and sale of such shares. The inability of the Company to obtain from any regulatory body the authority deemed by the Company to be necessary for the lawful issuance and sale of any shares under this Plan, or the unavailability of an exemption from registration for the issuance and sale of any shares under this Plan, will relieve the Company of any liability with respect to the non-issuance or sale of such shares.

                  As a condition to the exercise of an Option, the Company may require the Holder to represent and warrant in writing at the time of such exercise that the shares are being purchased only for investment and without any then-present intention to sell or distribute such shares. At the option of the Company, a stop-transfer order against such shares may be placed on the stock books and records of the Company, and a legend indicating that the stock may not be pledged, sold or otherwise transferred unless an opinion of counsel is provided stating that such transfer is not in violation of any applicable law or regulation, may be stamped on the certificates representing such shares in order to assure an exemption from registration. The Plan Administrator also may require such other documentation as may from time to time be necessary to comply with federal and state securities laws. THE COMPANY HAS NO OBLIGATION TO
REGISTER  THE  OPTIONS  OR THE SHARES OF STOCK  ISSUABLE  UPON THE  EXERCISE  OF
OPTIONS.

                    (2) The Holder must pay to the Company by certified or cashier's check, promptly upon exercise of an Option or, if later, the date that the amount of such obligations becomes determinable, all applicable federal, state, local and foreign withholding taxes that the Plan Administrator, in its discretion, determines to result upon exercise of an Option or from a transfer or other disposition of shares of Stock acquired upon exercise of an Option or otherwise related to an Option or shares of Stock acquired in connection with an Option. Upon approval of the Plan Administrator, a Holder may satisfy such obligation by complying with one or more of the following alternatives selected by the Plan Administrator:

                         (A) by delivering to the Company shares of Stock previously held by such Holder or by the Company withholding shares of Stock otherwise deliverable pursuant to the exercise of the Option, which shares of Stock received or withheld must have a fair market value at the date of exercise (as determined by the Plan Administrator) equal to any withholding tax obligations arising as a result of such exercise, transfer or other disposition;





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                         (B) by executing appropriate loan documents approved by
                    the Plan Administrator by which the Holder borrows funds from the Company to pay any withholding taxes due under this
                    Paragraph  2,  with  such   repayment   terms  as  the  Plan
                    Administrator may select; or

                         (C) by  complying  with  any  other  payment  mechanism
                    approved by the Plan Administrator from time to time.

                    (3) The issuance, transfer or delivery of certificates of Stock pursuant to the exercise of Options may be delayed, at the discretion of the Plan Administrator, until the Plan Administrator is satisfied that the applicable requirements of the federal and state securities laws and the withholding provisions of the Code have been met and that the Holder has paid or otherwise satisfied any withholding tax obligation as described in (2) above.

          (m)      Stock Dividend or Reorganization.

                    (1) If (i) the Company is at any time involved in a transaction described in Section 424(a) of the Code (or any successor provision) or any "corporate transaction" described in the regulations thereunder; (ii) the Company declares a dividend payable in, or subdivides or combines, its Stock or
(iii) any other event with substantially the same effect occurs, the Plan Administrator will, subject to applicable law, with respect to each outstanding Option, proportionately adjust the number of shares of Stock subject to such Option and/or the exercise price per share so as to preserve the rights of the Holder substantially proportionate to the rights of the Holder prior to such event, and to the extent that such action includes an increase or decrease in the number of shares of Stock subject to outstanding Options, the number of shares available under Section 4 of this Plan will automatically be increased or decreased, as the case may be, proportionately, without further action on the part of the Plan Administrator, the Company, the Company's shareholders, or any Holder.

                    (2) If the presently authorized capital stock of the Company is changed into the same number of shares with a different par value, or without par value, the stock resulting from any such change will be deemed to be Stock within the meaning of the Plan, and each Option will apply to the same number of shares of such new stock as it applied to old shares immediately prior to such change.

                    (3) If the Company at any time declares an extraordinary dividend with respect to the Stock, whether payable in cash or other property, the Plan Administrator may, subject to applicable law, in the exercise of its sole discretion and with respect to each outstanding Option, proportionately adjust the number of shares of Stock subject to such Option and/or adjust the exercise price per share so as to preserve the rights of the Holder substantially proportionate to the rights of the Holder prior to such event, and to the extent that such action includes an increase or decrease in the number of shares of Stock subject to outstanding Options, the number of shares available under Section 4 of this Plan will automatically be increased or decreased, as the case may be, proportionately, without further action on the part of the Plan Administrator, the Company, the Company's shareholders, or any Holder.

                    (4) The foregoing adjustments in the shares subject to Options will be made by the Plan Administrator, or by any successor administrator of this Plan, or by the applicable terms of any assumption or substitution document.

                    (5) The grant of an Option will not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, consolidate or dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

          (n)       Redemption of Stock Upon Termination of Employment.

     If an Optionee has acquired shares of Stock pursuant to the exercise of the Option granted pursuant to the Plan in consideration of his or her services to the Company or a Related Corporation as an employee or consultant, the Plan Administrator may require as a condition to exercise by the Optionee of the Option that the Optionee execute and deliver to a Stock Transfer Agreement in the form approved by the Plan Administrator, which provides that:

               (1) if the engagement of the Optionee is terminated for any reason other than for "cause" as defined herein, the Optionee will at the option of the Plan Administrator in its sole discretion and within thirty (30) days of the termination of Optionee's employment, sell back to the Corporation the shares acquired pursuant to the exercise of such Option at the higher of the exercise price or the Fair Market Value of the Stock; or

               (2) if the employee is terminated for cause, as defined herein, the Optionee shall, at the option of the Plan Administrator in its sole discretion and within thirty (30) days of Optionee's termination of employment, sell back such shares at the lower of the Fair Market Value of the Stock or the exercise price.

For purposes of the Plan, fair market value will be determined in good faith by the Plan Administrator. The foregoing provision applies to all shares acquired pursuant to the exercise of Options granted under the Plan prior to the initial public offering of shares of the Stock of the Corporation. Solely for the purposes of the Plan, "cause" has the meaning assigned to that term in the Optionee's employment or consulting agreement with the Company or any Related Corporation or, if there is no such agreement or definition, "cause" means (A) the Optionee's breach of the terms of his or her engagement with the Company or any Related Corporation, if not cured within ten (10) days of written notice of such breach (provided cure is feasible); (B) the Optionee's failure to adhere to any written policy of the Company or any Related Corporation if the Optionee has been given a reasonable opportunity to comply with such policy or cure such failure to comply within ten (10) days of Optionee's receipt of written notice (provided cure is feasible); (C) the appropriation (or attempted appropriation) of a material business opportunity of the Company or any Related Corporation, including attempting to secure or securing any personal profit in connection with any transaction entered into on behalf of the Company or any Related
Corporation; (D) the misappropriation (or attempted misappropriation) of any funds or property of the Company or any Related Corporation; (E) the commission of any crime with respect to which imprisonment is a possible punishment; or (F) any act or omission by the Optionee involving intentional disloyalty, fraud, willful misconduct or gross negligence.

6.       EFFECTIVE DATE; TERM.

         Incentive Stock Options may be granted by the Plan Administrator from time to time on or after the date on which this Plan is adopted (the "Effective Date") through the day immediately preceding the tenth anniversary of the Effective Date. Non-Qualified Stock Options may be granted by the Plan Administrator on or after the Effective Date and until this Plan is terminated by the Board in its sole discretion. Termination of this Plan will not terminate any Option granted prior to such termination. Any Incentive Stock Options granted by the Plan Administrator prior to the approval of this Plan by a majority of the shareholders of the Company in accordance with Section 422 of the Code will be granted subject to ratification of this Plan by the shareholders of the Company within twelve (12) months before or after the Effective Date. If such shareholder ratification is sought and not obtained, all Options granted prior thereto and thereafter will be considered Non-Qualified Stock Options and any Options granted to Covered Employees will not be eligible for the exclusion set forth in Section 162(m) of the Code with respect to the deductibility by the Company of certain compensation.

7.       NO OBLIGATIONS TO EXERCISE OPTION.

         The grant of an Option will impose no obligation upon the Optionee to exercise such Option.

8.       NO RIGHT TO OPTIONS OR TO EMPLOYMENT.

         The Plan Administrator will determine whether or not any Options are to be granted under this Plan in its sole discretion, and nothing contained in this Plan will be construed as giving any person any right to participate under this Plan. The grant of an Option will in no way constitute any form of agreement or understanding binding on the Company or any Related Company, express or implied, that the Company or any Related Company will employ or contract with an Optionee for any length of time, nor will it interfere in any way with the Company's or, where applicable, a Related Company's right to terminate Optionee's employment at any time, which right is hereby reserved.

9.       APPLICATION OF FUNDS.

         The proceeds received by the Company from the sale of Stock issued upon the exercise of Options will be used for general corporate purposes, unless otherwise directed by the Board.

10.      INDEMNIFICATION OF PLAN ADMINISTRATOR.

         In addition to all other rights of indemnification they may have as members of the Board, members of the Plan Administrator will be indemnified by the Company for all reasonable expenses and liabilities of any type or nature, including attorneys' fees, incurred in connection with any action, suit or proceeding to which they or any of them are a party by reason of, or in connection with, this Plan or any Option granted under this Plan, and against all amounts paid by them in settlement thereof (provided that such settlement is approved by independent legal counsel selected by the Company), except to the extent that such expenses relate to matters for which it is adjudged that such Plan Administrator member is liable for willful misconduct; provided, that within fifteen (15) days after the institution of any such action, suit or proceeding, the Plan Administrator member involved therein will, in writing, notify the Company of such action, suit or proceeding, so that the Company may have the opportunity to make appropriate arrangements to prosecute or defend the same.

11.      AMENDMENT OF PLAN.

         The Plan Administrator may, at any time, modify, amend or terminate this Plan or modify or amend Options granted under this Plan, including, without limitation, such modifications or amendments as are necessary to maintain compliance with applicable statutes, rules or regulations; provided however, no amendment with respect to an outstanding Option which has the effect of reducing the benefits afforded to the Holder thereof will be made over the objection of such Holder; further provided, that the events triggering acceleration of vesting of outstanding Options may be modified, expanded or eliminated without the consent of Holders. The Plan Administrator may condition the effectiveness of any such amendment on the receipt of shareholder approval at such time and in such manner as the Plan Administrator may consider necessary for the Company to comply with or to avail the Company and/or the Optionees of the benefits of any securities, tax, market listing or other administrative or regulatory requirement. Without limiting the generality of the foregoing, the Plan Administrator may modify grants to persons who are eligible to receive Options under this Plan who are foreign nationals or employed outside the United States to recognize differences in local law, tax policy or custom.



Effective Date: May 26, 1999.